UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2016 (April 28, 2016)

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“FHLBI” or “Bank”) announces the election of Karen F. Gregerson as a director of the Bank. Under the Federal Home Loan Bank Act and regulations of the Bank’s primary regulator, the Federal Housing Finance Agency (“Finance Agency”), Ms. Gregerson serves as an FHLBI “member director” for the State of Indiana. Ms. Gregerson was previously elected to the Board in 2012 as an Indiana member director for a four-year term ending December 31, 2016. Effective April 12, 2016, Ms. Gregerson resigned her position as Senior Vice President - Chief Financial Officer of STAR Financial Bank, which is a member of the FHLBI located in the State of Indiana. Under Finance Agency regulations, Ms. Gregerson’s resignation from STAR Financial Bank immediately caused her FHLBI directorship to become vacant.

Pursuant to Finance Agency regulations, a Board vacancy is filled by a vote of the remaining directors, sitting as a Board. Effective April 18, 2016, Ms. Gregerson was appointed as President - Chief Executive Officer of The Farmers Bank, Frankfort, Indiana, which is also a member of the FHLBI. In accordance with Finance Agency regulations, Ms. Gregerson submitted an executed member director eligibility certification form, and the FHLBI verified her renewed eligibility to serve as an Indiana member director. On April 28, 2016, the Board unanimously elected Ms. Gregerson to fill the unexpired term of the vacant Indiana member directorship. In accordance with Finance Agency regulations, Ms. Gregerson’s term will expire on December 31, 2016.

Ms. Gregerson will serve as Vice Chair of the Board’s Audit Committee, and will also serve on the Board’s Risk Oversight and Budget/Information Technology Committees. Ms. Gregerson will be compensated as a director in accordance with the Bank’s Directors' Compensation and Expense Reimbursement Policy for 2016 (“Compensation Policy”), which was filed with the Securities and Exchange Commission (“SEC”) on March 11, 2016 as Exhibit 10.2 of our 2015 Annual Report on Form 10-K (“Form 10-K”). Except as provided in the Compensation Policy, Ms. Gregerson is not a party to any material plan, contract or arrangement that was entered into in connection with her election to the Board. Further, there is no arrangement or understanding between Ms. Gregerson and any other person, pursuant to which Ms. Gregerson was selected as a director. During the Bank’s last fiscal year, except as described in Item 13 of the Form 10-K, neither Ms. Gregerson nor any of her immediate family members was a participant with the Bank in any transaction as defined in Section 229.404 of the SEC regulations, and no such transaction is currently proposed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2016

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/ MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel and Chief Compliance Officer